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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form S-4 of Jostens Holdings Corp. of our report dated February 12, 2003, relating to the financial statements of Jostens, Inc. and its subsidiaries, which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP

Minneapolis, MN
January 21, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS